Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

Note 13. Income Taxes

The Company’s effective income tax rate reflects changes resulting from the Reorganization and IPO. In connection with the Reorganization, a portion of one of the Arxis Businesses that had previously operated as a partnership for U.S. federal income tax purposes became subject to U.S. federal and state corporate income taxes as part of the Company's consolidated group. Also, as a result of the Reorganization, the Company recognized a discrete tax benefit of $1.4 million (tax-effected) during the three months ended June 30, 2026 related to the establishment of deferred tax assets. The IPO resulted in several impacts to the annual effective tax rate, including a material and adverse impact due to nondeductible share-based compensation expense and a nonmaterial impact under the separate return limitation year (“SRLY”) rules. The IPO did not result in the establishment of any additional valuation allowances or the release of any material valuation allowances.

The Company's effective income tax rate was (247.2%) for the three months ended June 30, 2026, compared to 200.6% for the three months ended June 30, 2025. The Company's effective income tax rate was 28.4% for the six months ended June 30, 2026, compared to 250.9% for the six months ended June 30, 2025.

The change in the effective tax rate for the three months ended June 30, 2026 was primarily due to IPO-related items, including nondeductible share-based compensation, which resulted in a near break-even pre-tax book basis.

The effective tax rates for the three and six months ended June 30, 2026 and 2025 differed from the U.S. federal statutory tax rate of 21% primarily due to IPO-related items, including nondeductible share-based compensation, and the mix of earnings and losses across jurisdictions subject to different tax rates.

Based on its analysis, the Company’s pre-IPO tax attribute carryforwards, including net operating losses, tax credits, and disallowed interest under IRC Section 163(j) are subject to the lesser of the SRLY or Section 382 annual limitation. The Company does not expect these limitations to cause any tax attributes to expire before they are utilized and thus does not expect to establish any additional valuation allowances.

Based on the current earnings, it is reasonably possible that, within the next twelve months, sufficient sources of income may become available to support the release of a portion of the valuation allowance. Any such release of the valuation allowance would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period the release is recognized.

The Company recognized certain tax effects associated with the Convertible-Related Tax Receivable Agreement entered into in connection with the Reorganization and IPO. Refer to “Note 14. Equity” for additional information.

Note 15. Income Taxes

The components of net income (loss) before income taxes were as follows:

	Year Ended December 31,
	2025	2024	2023
Domestic operations	$19,134	$(58,287)	$(78,014)
Foreign operations	43,180	5,287	8,684
Net income (loss) before income taxes	$62,314	$(53,000)	$(69,330)

The components of income tax expense (benefit) were as follows:

	Year Ended December 31,
	2025	2024	2023
Current:
Federal	$17,949	$18,210	$5,878
State	3,082	2,605	853
Foreign	15,008	5,971	1,560
Total current	36,039	26,786	8,291
Deferred:
Federal	(8,678)	(18,532)	(12,362)
State	(4,185)	(3,430)	(5,701)
Foreign	(6,851)	(2,352)	360
Total deferred	(19,714)	(24,314)	(17,703)
Income tax expense (benefit)	$16,325	$2,472	$(9,412)

As described in “Note 2. Summary of Significant Accounting Policies”, upon adoption of ASU 2023-09, the reconciliation of taxes at the federal statutory rate to the provision for income taxes for the year ended December 31, 2025, was as follows:

	Year Ended December 31, 2025
	Amount	Rate
U.S. Federal Statutory Tax Rate	$13,086	21.0%
State and Local Income Taxes, Net of Federal Income Tax Effect(1)	(1,016)	(1.6%)
Foreign Tax Effects
United Kingdom	946	1.5%
Canada
State and Local Income Taxes	1,243	2.0%
Other	(237)	(0.4%)
Germany
Statutory tax rate differences between Germany and United States	(742)	(1.2%)
State and Local Income Taxes	1,975	3.2%
Rate Change(2)	(4,820)	(7.7%)
Other	493	0.8%
Other Foreign Jurisdictions	51	0.1%
Effect of Cross-Border Tax Laws
U.S. impact of double taxation of foreign branches	(694)	(1.1%)
Other	(278)	(0.4%)
Tax Credits
Research and development tax credits	(1,500)	(2.4%)
Changes in Valuation Allowances	7,782	12.5%
Nontaxable or Nondeductible items
Effect of flow through entity	(2,943)	(4.7%)
Share-based compensation	5,178	8.3%
Other	(66)	(0.1%)
Other Adjustments
Revaluation of tax assets and liabilities	(2,133)	(3.4%)
Effective Tax Rate	16,325	26.2%

(1)
State taxes in California, Massachusetts, Florida, Connecticut, and New Hampshire made up the majority (greater than 50%) of the tax effect in this category.
(2)
State taxes in California, Massachusetts, Florida, Connecticut, and New Hampshire made up the majority (greater than 50%) of the tax effect in this category.

The following table details how income tax expense (benefit) differs from that computed at the federal statutory corporate tax rate, prior to adoption of ASU 2023-09, for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Income tax at federal statutory rate	$(11,089)	$(14,559)
Increases (decreases) in tax resulting from:
Foreign rate differential	2,069	96
Global intangible low-taxed income (“GILTI”)	1,950	1,685
State, net of federal benefit	(2,703)	(5,026)
Effect of flow-through entity	(238)	2,707
U.S. impact of double taxation on foreign branches	549	—
Foreign tax credit	(2,407)	(854)
Other	50	896
Change in federal valuation allowance	14,291	5,643
Income tax expense (benefit)	$2,472	$(9,412)

The effective tax rate for the years ended December 31, 2024 and 2023, was (4.7%) and 13.6%, respectively.

As described in “Note 2. Summary of Significant Accounting Policies”, upon adoption of ASU 2023-09, cash paid for income taxes, net of refunds, during the year ended December 31, 2025, was as follows:

Year Ended December 31, 2025
Federal	$30,815
States	7,936
United Kingdom	3,881
Canada	3,725
Other Countries	1,023
Total cash paid for income taxes, net of refunds	$47,380

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets and liabilities were as follows:

	December 31,
	2025	2024
Deferred tax assets:
Net operating loss	$17,450	$15,170
Disallowed interest	116,559	97,593
Operating lease liabilities	14,029	12,263
Capitalized research and experimental cost	4,540	13,019
Deferred employee benefits	20,373	25,578
Inventories	15,154	17,719
Environmental obligation	13,428	13,773
U.S. branch foreign tax credit	6,814	6,441
Other assets	14,430	14,123
Total deferred tax assets	222,777	215,679
Deferred tax liabilities:
Property, plant and equipment, net	(46,521)	(38,735)
Operating lease right-of-use assets, net	(14,483)	(12,572)
Intangible assets	(481,629)	(486,611)
Goodwill	(26,029)	(16,108)
Other liabilities	(2,150)	(1,019)
Total deferred tax liabilities	(570,812)	(555,045)
Valuation allowance	(36,051)	(27,388)
Net deferred tax liability	$(384,086)	$(366,754)

As of December 31, 2025 and 2024, the Company had foreign tax loss carryforwards (tax effected) of $489 and $2,121, federal and state tax loss carryforwards (tax effected) of $16,961 and $13,049 and federal and state credit carryforwards of $7,902 and $5,710, respectively. The federal loss carryforward can be carried forward indefinitely. The state loss and credit carryforwards will expire between 2026 and 2046. As of December 31, 2025 and 2024, the Company had disallowed interest (tax effected) of $116,559 and $97,593, respectively, with no expiration period. Utilization of the Company’s net operating loss, disallowed interest, and tax credit carryforwards may be subject to annual limitations due to the ownership change provisions provided by the Internal Revenue Code and similar state provisions. Such annual limitations could result in the expiration of state net operating loss and tax credit carryforwards before their utilization. The events that may cause ownership changes include, but are not limited to, a cumulative stock ownership change of greater than 50% over a three year period.

In evaluating the Company’s ability to recover its deferred tax assets, the Company considers all available positive and negative evidence, including its operating results, ongoing tax planning, reversal of existing temporary differences, and forecasts of future taxable income. A valuation allowance is required to be established unless management determines it is more likely than not that the Company will ultimately utilize the tax benefit associated with a deferred tax asset. As of December 31, 2025 and 2024, the Company had federal and state valuation allowances of $35,783 and $27,243 and foreign valuation allowances of $268 and $145, respectively. There is no change to the Company’s prior year valuation allowance position. In 2025, the Company recognized a net increase of $8,663, primarily due to increases in the deferred tax asset and related valuation allowance associated with disallowed interest and foreign tax credit. In 2024, the Company recognized an increase related to the 2024 activity and valuation allowance added as part of the Arxis Businesses Transaction.

Given current earnings and anticipated reorganization in the future, the Company believes that there is a reasonable possibility that within the next twelve months, sufficient sources of income may become available to allow the Company to reach a conclusion that a portion of the valuation allowance will no longer be needed. Release of the valuation allowance would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period the release is recorded.

Management intends to continue to permanently reinvest any future foreign earnings in its foreign subsidiaries. The Company has not recognized a deferred tax liability for these unremitted earnings and related translation adjustments. Because such earnings have previously been subject to the one time transition tax on foreign earnings required by the 2017 Act or the GILTI tax, the amount of outside basis difference in our foreign subsidiaries is not material.

The Company records a benefit for uncertain tax positions in the combined financial statements only when it determines it is more likely than not that such position will be sustained upon examination by taxing authorities. Unrecognized tax benefits represent the difference between the position taken and the benefit reflected in the combined financial statements.

The change in the liability is explained as follows:

Amount
Beginning balance as of January 1, 2024	$—
Additions for prior year tax positions in connection with the Arxis Businesses Transaction	2,267
Lapse of statute of limitations	(533)
Ending balance as of December 31, 2024(1)	$1,734
Additions	60
Lapse of statute of limitations	(467)
Ending balance as of December 31, 2025(1)	$1,327

(1)
Including interest and penalties of $396 and $533 for the years ended December 31, 2025 and 2024, respectively.

Included in unrecognized tax benefits as of December 31, 2025 and 2024, were items approximating $1,327 and $1,734, respectively, that, if recognized, would favorably affect the Company’s effective tax rate in future periods. The Company files tax returns in numerous U.S. and foreign jurisdictions. The major jurisdictions where the Company is subject to potential examination include the U.S. and the U.S. state jurisdictions. U.S. and major state returns are generally open for examination for the 2021 tax year and onward. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward, and make adjustments up to the amount of the net operating loss or credit carryforward. Accordingly, tax years 2016 through 2020 for Arcline Engineered Polymer Topco, L.P. remain open for examination with respect to NOL carryforwards used in the 2022 tax return.

During the years ended December 31, 2025, 2024, and 2023, $(73), $115, and $0, respectively, of interest and penalties were recognized as a component of Income tax expense (benefit) in the Combined Statements of Operations. It is the Company’s policy to record interest and penalties on unrecognized tax benefits as income taxes. The Company does not anticipate any significant increases or decreases to unrecognized tax benefits during the next twelve months.